Exhibit 21

Dominion Resources, Inc.

Subsidiaries of the Registrant

As of December 31, 2004

Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted

Dominion Resources, Inc.	Virginia	Dominion Resources, Inc.

DFV Capital Corporation	Delaware	DFV Capital Corporation

Dominion Alliance Holding, Inc.	Delaware	Dominion Alliance Holding, Inc.

Dominion Canada Finance Company	Nova Scotia	Dominion Canada Finance Company

Dominion Energy Holdings, Inc.	Virginia	Dominion Energy Holdings, Inc.

Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.

Dominion Ohio ES, Inc.	Ohio	Dominion Ohio ES, Inc.

Dominion Resources Services, Inc.	Virginia	Dominion Resources Services, Inc.

Dominion Resources Capital Trust I	Delaware	Dominion Resources Capital Trust I

Dominion Resources Capital Trust II	Delaware	Dominion Resources Capital Trust II

Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III

Dominion Resources Capital Trust IV	Delaware	Dominion Resources Capital Trust IV

Dominion Technical Solutions, Inc.	Virginia	Dominion Technical Solutions, Inc.

DT Services, Inc.	Virginia	DT Services, Inc.

Dominion Fiber Ventures, LLC	Delaware	Dominion Fiber Ventures, LLC

Consolidated Natural Gas Company	Delaware	Consolidated Natural Gas Company

CNG Coal Company	Delaware	CNG Coal Company

CNG International Corporation	Delaware	CNG International Corporation

CNG Kauai, Inc.	Delaware	CNG Kauai, Inc.

Kauai Power Partners, L. P.	Delaware	Kauai Power Partners, L. P.

CNG Main Pass Gas Gathering Corporation	Delaware	CNG Main Pass Gas Gathering Corporation

Dauphin Island Gathering System, LLC	Delaware	Dauphin Island Gathering System, LLC

CNG Oil Gathering Corporation	Delaware	CNG Oil Gathering Corporation

CNG Power Services Corporation	Delaware	CNG Power Services Corporation

Armstrong Energy Limited Partnership, LLLP	Delaware	Armstrong Energy Limited Partnership, LLLP

Dominion Cove Point, Inc.	Virginia	Dominion Cove Point, Inc.

Dominion Cove Point LNG Company, LLC	Delaware	Dominion Cove Point LNG Company, LLC

Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC

Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP

Dominion LNG Barge Company	Delaware	Dominion LNG Barge Company

Dominion CNG Capital Trust I	Delaware	Dominion CNG Capital Trust I

Dominion Exploration & Production, Inc.	Delaware	Dominion Exploration & Production, Inc.

DEPI Texas Holdings, LLC	Delaware	DEPI Texas Holdings, LLC

Dominion Exploration & Production I, L.P.	Texas	Dominion Exploration & Production I, L.P.

Dominion Field Services, Inc.	Delaware	Dominion Field Services, Inc.

Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.

Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC

Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC

Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.

Dominion Natural Gas Storage, Inc.	Delaware	Dominion Natural Gas Storage, Inc.

Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.

Dominion Exploration MidContinent, Inc.	Oklahoma	Dominion Exploration MidContinent, Inc.

Dominion Gas Marketing, Inc.	Delaware	Dominion Gas Marketing, Inc.

LDNG Acquisition, Inc.	Oklahoma	LDNG Acquisition, Inc.

LDNG Texas Holdings, Inc.	Oklahoma	LDNG Texas Holdings, Inc.

Dominion Natural Gas I, LP	Texas	Dominion Natural Gas I, LP

Stonewater Pipeline Company, L.P.	Texas	Stonewater Pipeline Company, L.P.

Stonewater Pipeline Company of Texas, Inc.	Texas	Stonewater Pipeline Company of Texas, Inc.

Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.

Dominion Member Services, Inc.	Delaware	Dominion Member Services, Inc.

Dominion Retail, Inc.	Delaware	Dominion Retail, Inc.

Dominion South Holdings I, Inc.	Delaware	Dominion South Holdings I, Inc.

Dominion South Holdings II, LLC	Delaware	Dominion South Holdings II, LLC

Dominion South Pipeline Company, LP	Delaware	Dominion South Pipeline Company, LP

Dominion Transmission, Inc.	Delaware	Dominion Transmission, Inc.

Tioga Properties, LLC	Delaware	Tioga Properties, LLC

Farmington Properties, Inc.	Pennsylvania	Farmington Properties, Inc.

NE Hub Partners, L.L.C.	Delaware	NE Hub Partners, L.L.C.

NE Hub Partners, L.P.	Delaware	NE Hub Partners, L.P.

Hope Gas, Inc.	West Virginia	Dominion Hope

The East Ohio Gas Company	Ohio	Dominion East Ohio

The Peoples Natural Gas Company	Pennsylvania	Dominion Peoples

Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.

Clearinghouse Ventures, Inc.	Virginia	Clearinghouse Ventures, Inc.

Clearinghouse Oil Ventures, Inc.	Virginia	Clearinghouse Oil Ventures, Inc.

Dominion Armstrong, Inc.	Delaware	Dominion Armstrong, Inc.

Dominion Armstrong Services Company, Inc.	Delaware	Dominion Armstrong Services Company, Inc.

Dominion Black Warrior Basin, Inc.	Alabama	Dominion Black Warrior Basin, Inc.

Dominion Cogen, Inc.	Virginia	Dominion Cogen, Inc.

Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.

Dominion Dresden, Inc.	Delaware	Dominion Dresden, Inc.

Dresden Energy, LLC	Delaware	Dresden Energy, LLC

Dominion Dresden Services Company, Inc.	Delaware	Dominion Dresden Services Company, Inc.

Dominion Elwood, Inc.	Delaware	Dominion Elwood, Inc.

Dominion Elwood Expansion, Inc.	Delaware	Dominion Elwood Expansion, Inc.

Dominion Elwood Services Company, Inc.	Virginia	Dominion Elwood Services Company, Inc.

Dominion Energy Construction Company	Virginia	Dominion Energy Construction Company

Dominion Energy Marketing, Inc.	Delaware	Dominion Energy Marketing, Inc.

Dominion Nuclear Connecticut, Inc.	Delaware	Dominion Nuclear Connecticut, Inc.

Dominion Energy New England, Inc.	Massachusetts	Dominion Energy New England, Inc.

Dominion Energy Brayton Point, LLC	Virginia	Dominion Energy Brayton Point, LLC

Dominion Energy Salem Harbor, LLC	Virginia	Dominion Energy Salem Harbor, LLC

Dominion Energy Manchester Street, Inc.	Virginia	Dominion Energy Manchester Street, Inc.

Dominion Energy Peru Holdings, Inc.	Virginia	Dominion Energy Peru Holdings, Inc.

Dominion Energy Services Company, Inc.	Virginia	Dominion Energy Services Company, Inc.

Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.

Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.

Dominion Equipment II, Inc.	Virginia	Dominion Equipment II, Inc.

Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.

Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.

Fairless Energy, LLC	Delaware	Fairless Energy, LLC

Dominion Kincaid, Inc.	Virginia	Dominion Kincaid, Inc.

Kincaid Generation, L.L.C.	Virginia	Kincaid Generation, L.L.C.

Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.

North Star Generation, LLC	Delaware	North Star Generation, LLC

Dominion Nuclear Holdings, Inc.	Delaware	Dominion Nuclear Holdings, Inc.

Dominion Nuclear Marketing III, L.L.C.	Delaware	Dominion Nuclear Marketing III, L.L.C.

Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.

Dominion Energy Kewaunee, Inc.	Wisconsin	Dominion Energy Kewaunee, Inc.

Dominion Nuclear North Anna, LLC	Virginia	Dominion Nuclear North Anna, LLC

Dominion Person, Inc.	Delaware	Dominion Person, Inc.

Dominion Pleasants, Inc.	Virginia	Dominion Pleasants, Inc.

Pleasants Energy, LLC	Delaware	Pleasants Energy, LLC

Dominion Pleasants Services Company, Inc.	Delaware	Dominion Pleasants Services Company, Inc.

Dominion Reserves, Inc.	Virginia	Dominion Reserves, Inc.

Carthage Energy Services, Inc.	Michigan	Carthage Energy Services, Inc.

Dominion Appalachian Development, Inc.	Virginia	Dominion Appalachian Development, Inc.

Dominion Appalachian Development Properties, LLC	Virginia	Dominion Appalachian Development Properties, LLC

Dominion Gas Processing MI, Inc.	Virginia	Dominion Gas Processing MI, Inc.

Frederic HOF Limited Partnership	Virginia	Frederic HOF Limited Partnership

Dominion Midwest Energy, Inc.	Michigan	Dominion Midwest Energy, Inc.

Dominion Michigan Production Services, Inc.	Michigan	Dominion Michigan Production Services, Inc.

Dominion Reserves – Utah, Inc.	Utah	Dominion Reserves – Utah, Inc.

Dominion San Juan, Inc.	Virginia	Dominion San Juan, Inc.

San Juan Partners, LLC	Texas	San Juan Partners, LLC

Dominion State Line, Inc.	Delaware	Dominion State Line, Inc.

State Line Energy, LLC	Indiana	State Line Energy, LLC

Dominion Storage, Inc.	Virginia	Dominion Storage, Inc.

Dominion Energy Canada Limited	Alberta	Dominion Energy Canada Limited

Dominion Exploration Canada Ltd.	Alberta	Dominion Exploration Canada Ltd.

Domcan Boundary Corp.	Alberta	Domcan Boundary Corp.

Dominion Exploration Partnership	Alberta	Dominion Exploration Partnership

Dominion Troy, Inc.	Delaware	Dominion Troy, Inc.

Troy Energy, LLC	Delaware	Troy Energy, LLC

Dominion Troy Services Company, Inc.	Delaware	Dominion Troy Services Company, Inc.

Dominion Wagram, Inc.	North Carolina	Dominion Wagram, Inc.

Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.

Niton US, Inc.	Virginia	Niton US, Inc.

Remington, L.L.C.	Virginia	Remington, L.L.C.

Domcan NS1ULC	Nova Scotia	Domcan NS1ULC

Piedmont Share Trust	Delaware	Piedmont Share Trust

Virginia Electric and Power Company	Virginia	Dominion Virginia Power (in Virginia) Dominion North Carolina Power (in North Carolina)

Virginia Power Capital Trust II	Delaware	Virginia Power Capital Trust II

Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation

Virginia Power Services, Inc.	Virginia	Virginia Power Services, Inc.

Dominion Generation Corporation	Virginia	Dominion Generation Corporation

Virginia Power Energy Marketing, Inc.	Virginia	Virginia Power Energy Marketing, Inc.

Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.

Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company

VP Property, Inc.	Virginia	VP Property, Inc.

Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.